Exhibit 99.48

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-14, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.332671
                                                       -------------------------
       Weighted average maturity                                         352.58
                                                       -------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
             Principal Per    Prepayments Per  Interest Per
      Class   Certificate       Certificate     Certificate   Payout Rate
      -----   -----------       -----------     -----------   -----------
       R     $   0.00000000  $   0.00000000  $   0.00000000   %0.00000000
       PO    $   1.26933940  $   0.37789882  $   0.00000000   %0.00000000
       A1    $   7.56358034  $   7.17855126  $   5.11547490   %6.24999995
       A2    $   0.00000000  $   0.00000000  $   5.29166662   %6.34999995
       A3    $   0.00000000  $   0.00000000  $   5.29166796   %6.35000156
       A4    $   4.75717874  $   4.51501127  $   5.35360157   %6.49999997
       A5    $ 130.12176955  $ 123.49783449  $   3.12567454   %6.54656001
       A6    $ 130.12176996  $ 123.49783514  $   3.74732625   %7.84857662
       A9    $  36.78226374  $  39.89519198  $   5.25274855   %6.75000063
       A10   $  15.08981556  $  14.32165855  $   5.36598554   %6.74999994
       A11   $   7.56358057  $   7.17855151  $   5.07455111   %6.19999996
       A12   $   4.89528170  $   4.64608410  $   5.35195270   %6.50000001
       A7    $   0.00000000  $   0.00000000  $   6.94399040   %8.21925495
       A8    $   0.80332752  $   0.76243746  $   5.61168121   %6.74999924
       RL    $   0.00000000  $   0.00000000  $   0.00000000   %0.00000000
       M     $   0.80332889  $   0.00000000  $   5.61168175   %6.74999989
       B1    $   0.80332889  $   0.00000000  $   5.61168191   %6.75000007
       B2    $   0.80343389  $   0.00000000  $   5.61241571   %6.74999920
       B3    $   0.80332908  $   0.00000000  $   5.61168086   %6.74999881
       B4    $   0.80332908  $   0.00000000  $   5.61168562   %6.75000452
       B5    $   0.80332790  $   0.00000000  $   5.61168115   %6.74999915

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       A9              $               40,630.01
       A7              $              348,498.26

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $           113,703.48
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       495,027,847.97
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:               1,550
                                                               ----------------
       3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance          Cusip
-----          -------          -----------------       -------          -----
R     $                  0.00  $             0.00  $              0.00 36157RRJ6
PO    $            863,186.20  $       862,087.39  $            995.88 GEC9814PO
A1    $         64,350,874.14  $    63,855,315.92  $            974.61 36157RQW8
A2    $         78,008,000.00  $    78,008,000.00  $          1,000.00 36157RQX6
A3    $          2,572,000.00  $     2,572,000.00  $          1,000.00 36157RQY4
A4    $         37,264,032.20  $    37,084,672.30  $            983.60 36157RQZ1
A5    $         19,500,667.20  $    15,071,851.76  $            442.82 36157RRA5
A6    $          3,611,234.67  $     2,791,083.66  $            442.82 36157RRB3
A9    $          7,223,112.22  $     6,938,601.41  $            897.04 36157RRE7
A10   $         67,548,457.50  $    66,479,962.75  $            938.86 36157RRF4
A11   $         24,166,322.11  $    23,980,220.21  $            974.61 36157RRG2
A12   $         98,805,280.39  $    98,315,752.22  $            983.16 36157RRH0
A7    $         76,035,983.78  $    76,384,482.04  $          1,018.46 36157RRC1
A8    $          1,714,929.97  $     1,713,549.05  $            996.83 36157RRD9
SUP   $        461,854,243.03  $   454,273,365.05  $            936.64 GE9814SUP
RL    $                  0.00  $             0.00  $              0.00 36157RRK3
M     $          9,706,329.05  $     9,698,513.17  $            996.83 36157RRL1
B1    $          4,197,331.51  $     4,193,951.67  $            996.83 36157RRM9
B2    $          2,360,999.39  $     2,359,098.23  $            996.96 36157RRN7
B3    $          2,098,665.26  $     2,096,975.34  $            996.83 36157RSX4
B4    $          1,049,332.63  $     1,048,487.67  $            996.83 36157RSY2
B5    $          1,574,510.42  $     1,573,242.57  $            996.83 36157RSZ9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              13       Principal Balance       $ 4,782,888.17
                                --------                           -------------
       2.   60-89 days
            Number              1        Principal Balance       $   247,185.69
                                --------                           -------------
       3.   90 days or more
            Number              1        Principal Balance       $   319,250.76
                                --------                           -------------
       4.   In Foreclosure
            Number              0        Principal Balance       $         0.00
                                --------                           -------------
       5.   Real Estate Owned
            Number              0        Principal Balance       $         0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                 $         0.00
                                                                       ---------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A5             %               6.54656001
                  A6             %               7.84857662

E.     Other Information:

       1.   Special Hazard Loss Amount:                          $         0.00
                                                                    ------------

       2.   Bankruptcy Loss Amount:                              $         0.00
                                                                    ------------

       3.   Fraud Loss Amount:                                   $         0.00
                                                                    ------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------